EXHIBIT 99.1

Contacts:
URS Corporation	Sard Verbinnen & Co
Sam Ramraj	Hugh Burns/Jamie Tully/Jane Simmons
Vice President, Investor Relations	(212) 687-8080
(415) 774-2700

URS CORPORATION REPORTS FIRST QUARTER 2009 RESULTS

URS Net Income Up 53% on Revenue Increase of 12% from the First Quarter of 2008

Company Confirms Full Year EPS Guidance

SAN FRANCISCO, CA – May 13, 2009 – URS Corporation (NYSE: URS) today reported its financial results for the first quarter of fiscal 2009, which ended on April 3, 2009.  Revenues for the quarter were $2.52 billion, an 11.6% increase from the $2.26 billion recorded during the first quarter of 2008.  URS net income was $75.5 million, a 52.8% increase from the $49.4 million reported in the year-ago period, and fully diluted earnings per share (“EPS”) was $0.92, 55.9% higher than the $0.59 reported for the first quarter of 2008.

The Company’s backlog was $19.6 billion at the end of the quarter, compared to $17.2 billion as of January 2, 2009, the last day of the Company’s 2008 fiscal year.  The Company ended the quarter with a book of business of $31.7 billion, compared with $29.1 billion at the end of fiscal 2008.  Effective with the first quarter of 2009, the Company no longer includes designations within its book of business.

Commenting on the Company’s financial results, Martin M. Koffel, Chairman and Chief Executive Officer, stated: “URS performed very well in the quarter, despite a challenging economic environment.  We had revenue growth in each of our four key market sectors – federal, infrastructure, power and industrial and commercial, and we continued to win significant new contracts and grow our book of business.  Our results for the quarter demonstrate the success of our strategy to diversify the markets we serve, the services we provide and the funding sources that drive our business.”

Business Segment Results

In addition to providing consolidated financial results, URS reports separate financial information for its three divisions:  the URS Division, the EG&G Division and the Washington Division.  The URS Division performs program management, planning, design and engineering, and construction management services in the federal, power, infrastructure, and industrial and commercial markets.  The EG&G Division primarily serves the federal market, providing program management, systems engineering and technical assistance and operations and maintenance services to the U.S. Departments of Defense, State, Homeland Security and Treasury, NASA and other agencies.  The Washington Division provides program management, planning, design and engineering, construction, operations and

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maintenance, and decommissioning and closure services to customers in the power, infrastructure, industrial and commercial and federal markets.

URS Division.  For the first quarter of 2009, the URS Division reported revenues of $831.6 million and operating income of $63.5 million, compared to revenues of $819.2 million and operating income of $57.3 million for the corresponding period in 2008.

EG&G Division.  For the first quarter of 2009, the EG&G Division reported revenues of $634.4 million and operating income of $35.9 million, compared to revenues of $549.2 million and operating income of $26.5 million for the corresponding period in 2008.

Washington Division.  For the first quarter of 2009, the Washington Division reported revenues of $1.07 billion and operating income of $81.8 million, compared to revenues of $901.6 million and operating income of $48.2 million for the corresponding period in 2008.

Outlook for the Remainder of Fiscal 2009

URS reaffirmed its expectation that fiscal 2009 revenues will be between $9.5 and $10.0 billion, and that GAAP EPS will be between $2.80 to $2.95.  This EPS range takes into consideration a number of variables, including the sale of our equity interest in MIBRAG, our unconsolidated German mining and power joint venture, which we expect to be completed in the second quarter of 2009.

The Company also reaffirmed its expectation that fully diluted weighted-average shares outstanding for 2009 will be approximately 81.8 million.

Commenting on the Company’s guidance for 2009, Mr. Koffel said:  “Our strong first quarter results confirm our confidence in our guidance for the year. We note, however, that during the quarter we benefited from accelerated activity on certain large projects and from the timing of certain project-related fees and overhead cost reductions, many of which will not be repeated in subsequent quarters. We continue to focus on annual results as the appropriate way to evaluate our performance, due to the variability in our results from quarter to quarter.”

Webcast Information

URS will host a dial-in conference call on Thursday, May 14, 2009 at 11:00 a.m. (EDT) to discuss its first quarter fiscal 2009 results.  A live webcast of this call will be available on the investor relations portion of URS’ website at http://investors.urscorp.com.

URS Corporation (NYSE: URS) is a leading provider of engineering, construction and technical services for public agencies and private sector companies around the world.  The Company offers a full range of program management; planning, design and engineering; systems engineering and technical assistance; construction and construction management; operations and maintenance; and decommissioning and closure services.  URS provides services for power, infrastructure, industrial and commercial, and federal projects and programs.  Headquartered in San Francisco, the Company operates through three divisions:  the URS Division, the EG&G Division and the Washington Division.  URS Corporation has more than 50,000 employees in a network of offices in more than 30 countries (www.urscorp.com).

TABLES TO FOLLOW
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Statements contained in this earnings release that are not historical facts may constitute forward-looking statements, including statements relating to future revenues, future net income and earnings per share, future book of business, future sale of our MIBRAG joint venture; future outstanding shares and other future business, economic and industry conditions.  We believe that our expectations are reasonable and are based on reasonable assumptions.  However, such forward-looking statements by their nature involve risks and uncertainties.  We caution that a variety of factors could cause our business and financial results to differ materially from those expressed or implied in our forward-looking statements.  These factors include, but are not limited to:  economic weakness and declines in client spending; changes in our book of business; our compliance with government contract procurement regulations; impairment of our goodwill; impact of recent liquidity constraints upon us or upon our clients; our leveraged position and the ability to service our debt; restrictive covenants in our 2007 Credit Facility; our ability to procure government contracts; our reliance on government appropriations; unilateral termination provisions in government contracts; our ability to make accurate estimates and assumptions; our accounting policies; workforce utilization; our and our partners’ ability to bid on, win, perform and renew contracts and projects; our dependence on partners, subcontractors and suppliers; customer payment defaults; our ability to recover on claims; availability of bonding and insurance; integration of acquisitions; environmental liabilities; liabilities for pending and future litigation; the impact of changes in laws and regulations; nuclear energy indemnification; a decline in defense spending; industry competition; our ability to attract and retain key individuals; employee, agent or partner misconduct; retirement plan obligations; risks associated with international operations; business activities in high security risk countries; third party software risks; terrorist and natural disaster risks; our relationships with our labor unions; our ability to protect our intellectual property rights; anti-takeover risks  and other factors discussed more fully in the our Form 10-Q for the period ended April 3, 2009, as well as in other reports filed from time to time with the Securities and Exchange Commission.  These forward-looking statements represent only our current intentions, beliefs or expectations, and any forward-looking statement speaks only as of the date on which it was made.  We assume no obligation to revise or update any forward-looking statements.

BURS CORPORATION AND SUBSIDIARIES
BCONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(In thousands, except per share data)

	April 3, 2009	January 2, 2009
ASSETS
Current assets:
Cash and cash equivalents	$387,424	$223,998
Accounts receivable, including retentions of $50,832 and $51,141, respectively	1,071,417	1,062,177
Costs and accrued earnings in excess of billings on contracts	1,020,940	1,079,047
Less receivable allowances	(39,480)	(39,429)
Net accounts receivable	2,052,877	2,101,795
Deferred tax assets	147,614	161,061
Prepaid expenses and other assets	186,842	153,627
Total current assets	2,774,757	2,640,481
Investments in and advances to unconsolidated joint ventures	273,938	269,616
Property and equipment at cost, net	333,817	347,076
Intangible assets, net	498,301	511,508
Goodwill	3,158,205	3,158,205
Other assets	82,226	74,266
Total assets	$7,121,244	$7,001,152
LIABILITIES AND EQUITY
Current liabilities:
Book overdrafts	$3,611	$438
Current portion of long-term debt	17,140	16,506
Accounts payable and subcontractors payable, including retentions of $83,632 and $85,097, respectively	669,443	712,552
Accrued salaries and wages	458,120	430,938
Billings in excess of costs and accrued earnings on contracts	242,893	254,186
Accrued expenses and other	255,969	172,735
Total current liabilities	1,647,176	1,587,355
Long-term debt	1,089,641	1,091,528
Deferred tax liabilities	291,855	270,165
Self-insurance reserves	106,226	101,930
Pension, post-retirement, and other benefit obligations	198,081	202,520
Other long-term liabilities	92,416	91,898
Total liabilities	3,425,395	3,345,396
Commitments and contingencies
URS Stockholders’ equity:
Preferred stock, authorized 3,000 shares; no shares outstanding	—	—
Common stock, par value $.01; authorized 200,000 shares; 84,888 and 85,004 shares issued, respectively; and 83,198 and 83,952 shares outstanding, respectively	848	850
Treasury stock, 1,690 and 1,052 shares at cost, respectively	(66,557)	(42,585)
Additional paid-in capital	2,844,093	2,838,290
Accumulated other comprehensive loss	(66,890)	(55,866)
Retained earnings	959,414	883,942
Total URS stockholders’ equity	3,670,908	3,624,631
Noncontrolling interests	24,941	31,125
Total stockholders’ equity	3,695,849	3,655,756
Total liabilities and stockholders’ equity	$7,121,244	$7,001,152

URS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - UNAUDITED
(In thousands, except per share data)

	Three Months Ended
	April 3, 2009	March 28, 2008
Revenues	$2,520,638	$2,259,027
Cost of revenues	(2,379,423)	(2,156,745)
General and administrative expenses	(18,085)	(16,178)
Equity in income of unconsolidated joint ventures	40,013	29,746
Operating income	163,143	115,850
Interest expense	(14,723)	(25,618)
Other expenses	(7,584)	—
Income before income taxes	140,836	90,232
Income tax expense	(57,635)	(37,451)
Net income	83,201	52,781
Noncontrolling interests in income of consolidated subsidiaries, net of tax	(7,729)	(3,411)
Net income attributable to URS	$75,472	$49,370

Comprehensive income (loss):
Net income	$83,201	$52,781
Pension and post-retirement related adjustments, net of tax	43	—
Foreign currency translation adjustments, net of tax	(4,677)	5,413
Unrealized loss on foreign currency contract, net of tax	(7,617)	—
Unrealized gain (loss) on interest rate swaps, net of tax	1,227	(10,512)
Comprehensive income	72,177	47,682
Noncontrolling interests in comprehensive income of consolidated subsidiaries, net of tax	(7,729)	(3,411)
Comprehensive income attributable to URS	$64,448	$44,271

Earnings per share:
Basic	$.93	$.59
Diluted	$.92	$.59
Weighted-average shares outstanding:
Basic	81,492	81,806
Diluted	82,018	82,448

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URS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(In thousands)

	Three Months Ended
	April 3, 2009	March 28, 2008
Cash flows from operating activities:
Net income	$83,201	$52,781
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	22,670	20,087
Amortization of intangible assets	13,206	13,424
Amortization of debt issuance costs	1,963	2,052
Unrealized loss on foreign currency contract	6,225	—
Normal profit	(1,466)	(5,346)
Provision for doubtful accounts	1,550	481
Deferred income taxes	31,700	20,799
Stock-based compensation	8,583	6,629
Excess tax benefits from stock-based compensation	(511)	—
Equity in income of unconsolidated joint ventures, less dividends received	(17,116)	(1,142)
Changes in operating assets, liabilities and other, net of effects of acquisition:
Accounts receivable and costs and accrued earnings in excess of billings on contracts	46,824	(47,626)
Prepaid expenses and other assets	32,888	4,259
Investments in and advances to unconsolidated joint ventures	13,863	(1,724)
Accounts payable, accrued salaries and wages and accrued expenses	(12,921)	(110,348)
Billings in excess of costs and accrued earnings on contracts	(10,045)	17,155
Other long-term liabilities	1,333	4,925
Other assets, net	(629)	6,701
Total adjustments and changes	138,117	(69,674)
Net cash from operating activities	221,318	(16,893)
Cash flows from investing activities:
Payments for business acquisition	—	(1,686)
Proceeds from disposal of property and equipment, and sale-leaseback transactions	1,438	4,422
Investments in and advances to unconsolidated joint ventures	(6,544)	(13,643)
Changes in restricted cash	(512)	2,511
Capital expenditures, less equipment purchased through capital leases and equipment notes	(9,252)	(21,191)
Net cash from investing activities	(14,870)	(29,587)
Cash flows from financing activities:
Long-term debt principal payments	(2,743)	(2,175)
Net borrowings (payments) under lines of credit and short-term notes	(69)	(34)
Net change in book overdrafts	3,173	(14,910)
Capital lease obligation payments	(1,635)	(2,023)
Excess tax benefits from stock-based compensation	511	—
Proceeds from employee stock purchases and exercises of stock options	822	5,272
Distributions to noncontrolling interests	(19,109)	(3,495)
Purchase of treasury stock	(23,972)	—
Net cash from financing activities	(43,022)	(17,365)
Net increase (decrease) in cash and cash equivalents	163,426	(63,845)
Cash and cash equivalents at beginning of period	223,998	256,502
Cash and cash equivalents at end of period	$387,424	$192,657

URS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – UNAUDITED (continued)
(In thousands)

	Three Months Ended
	April 3, 2009	March 28, 2008
Supplemental information:
Interest paid	$13,247	$25,584
Taxes paid	$9,892	$1,550
Taxes refunded	$30,000	$—

Supplemental schedule of noncash investing and financing activities:
Equipment acquired with capital lease obligations and equipment note obligations	$1,941	$2,519

URS CORPORATION AND SUBSIDIARIES
BOOK OF BUSINESS

	As of
(In billions)	April 3, 2009	January 2, 2009
Backlog:
Power	$1.8	$1.8
Infrastructure	2.4	2.3
Industrial and commercial	2.5	2.9
Federal	12.9	10.2
Total backlog	$19.6	$17.2

(In billions)	URS Division	EG&G Division	Washington Division	Total
As of April 3, 2009
Backlog	$2.9	$7.7	$9.0	$19.6
Option years	0.4	2.2	2.3	4.9
Indefinite delivery contracts	4.0	2.0	1.2	7.2
Total book of business	$7.3	$11.9	$12.5	$31.7

As of January 2, 2009
Backlog	$2.8	$7.7	$6.7	$17.2
Option years	0.5	2.2	1.6	4.3
Indefinite delivery contracts	4.0	2.1	1.5	7.6
Total book of business(1)	$7.3	$12.0	$9.8	$29.1

(1)	We adjusted our book of business as of January 2, 2009 to exclude designations as we no longer report designations within our book of business starting in the first quarter of 2009.

URS CORPORATION AND SUBSIDIARIES
REVENUES AND OPERATING INCOME BY SEGMENT

	Three Months Ended
(In millions)	April 3, 2009	March 28, 2008
Revenues
URS Division	$831.6	$819.2
EG&G Division	634.4	549.2
Washington Division	1,073.3	901.6
Inter-segment, eliminations and other	(18.7)	(11.0)
Total revenues	$2,520.6	$2,259.0

Operating income
URS Division	$63.5	$57.3
EG&G Division	35.9	26.5
Washington Division	81.8	48.2
General and administrative expenses	(18.1)	(16.2)
Total operating income	$163.1	$115.8

URS CORPORATION AND SUBSIDIARIES
REVENUE BREAKDOWN BY DIVISION

Three months ended April 3, 2009 (In millions)	Power	Infrastructure	Federal	Industrial and Commercial	Total
URS Division	$47.7	$370.0	$164.0	$234.2	$815.9
EG&G Division	—	—	633.6	—	633.6
Washington Division	381.0	77.6	153.6	458.9	1,071.1
Total	$428.7	$447.6	$951.2	$693.1	$2,520.6